UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

Petco Health and Wellness Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39878	81-1005932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 Via Frontera
San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7845

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 22, 2024, Petco Health and Wellness Company, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting were: (1) the election of Iris Yen, Cameron Breitner, Sabrina Simmons, and Glenn Murphy (the “Director Nominees”) to the Board of Directors of the Company (the “Board”) as Class I directors, each to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier death, resignation, removal, retirement, or disqualification (“Proposal 1”); (2) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (“Proposal 2”); and (3) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025 (“Proposal 3”).

Holders of the Company’s Class A common stock were entitled to vote on all matters presented for stockholder vote at the Annual Meeting. Holders of the Company’s Class B-1 common stock were entitled to vote on all matters presented for stockholder vote at the Annual Meeting, except Proposal 1. Holders of the Company’s Class B-2 common stock were entitled to vote only on Proposal 1 at the Annual Meeting.

Based on the votes cast by holders of Class A Common Stock, Class B-1 common stock, and Class B-2 common stock, with Class A and Class B-2 common stock voting together on Proposal 1, and Class A and Class B-1 common stock voting together on Proposals 2 and 3, the final results for each proposal presented to stockholders at the Annual Meeting are set forth below:

1. The election of the Director Nominees to the Board as Class I directors (Proposal 1):

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Iris Yen	215,821,702	15,809,174	18,089,547
Cameron Breitner	212,473,289	19,157,587	18,089,547
Sabrina Simmons	215,968,706	15,662,170	18,089,547
Glenn Murphy	214,748,554	16,882,322	18,089,547

2. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (Proposal 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
223,082,923	8,404,513	143,440	18,089,547

3. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2025 (Proposal 3):

Votes For	Votes Against	Abstentions
247,258,804	2,302,506	159,113

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petco Health and Wellness Company, Inc.

Date:	July 23, 2024	By:	/s/ Giovanni Insana
		Name: Title:	Giovanni Insana Chief Legal Officer and Secretary